EXHIBIT 10.2

SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

          THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of October 24, 2005 (this “Amendment”), is entered into by and among U.S. SHIPPING PARTNERS L.P., a Delaware limited partnership, U.S. SHIPPING OPERATING LLC, a Delaware limited liability company, ITB BALTIMORE LLC, a Delaware limited liability company, ITB GROTON LLC, a Delaware limited liability company, ITB JACKSONVILLE LLC, a Delaware limited liability company, ITB MOBILE LLC, a Delaware limited liability company, ITB NEW YORK LLC, a Delaware limited liability company, ITB PHILADELPHIA LLC, a Delaware limited liability company, USS CHARTERING LLC, a Delaware limited liability company, USCS CHEMICAL CHARTERING LLC, a Delaware limited liability company, USCS CHEMICAL PIONEER INC., a Delaware corporation and successor-by-conversion to USCS Chemical Pioneer LLC, USCS CHARLESTON LLC, a Delaware limited liability company, USCS CHARLESTON CHARTERING LLC, a Delaware limited liability company, USCS ATB LLC, a Delaware limited liability company (each of the foregoing being individually called a “Borrower” and collectively, the “Borrowers”), the various financial institutions as are or may become parties to the Credit Agreement as defined hereinafter (collectively, the “Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (“CIBC”), as administrative agent (in such capacity together with its successors in such capacity, the “Administrative Agent”) for the Lenders, CIBC, as letter of credit issuer (the “Letter of Credit Issuer”), and KEYBANK NATIONAL ASSOCIATION, as collateral agent (in such capacity, together with its successors in such capacity, the “Collateral Agent”) for the Secured Parties (as defined in the Credit Agreement hereinafter defined).

W I T N E S S E T H:

          WHEREAS, the Borrowers, the Lenders, the Letter of Credit Issuer, the Administrative Agent and the Collateral Agent have entered into that certain Second Amended and Restated Credit Agreement dated as of November 3, 2004, as amended by the certain First Amendment to Second Amended and Restated Credit Agreement dated as of August 1, 2005 (as further amended, restated or otherwise modified, the “Credit Agreement”).

          WHEREAS, the Borrowers, the Lenders, the Letter of Credit Issuer, the Administrative Agent and the Collateral Agent intend to amend certain provisions of the Credit Agreement as set forth herein.

          NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties hereto agree as follows:

          SECTION 1.          Definitions.  Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.

          SECTION 2.          Amendment of Section 1.1 of the Credit Agreement.  Section 1.1 of the Credit Agreement is hereby amended as follows:

(a) The definition of “ATB Contractor” is deleted in its entirety and replaced with the following text:

“          “ATB Contractor” means Southeastern New England Shipbuilding Corporation d/b/a/ SENESCO Marine, a Delaware corporation, and its successors, or any other shipyard, in substantially the same business of constructing in the United States tug barges and other vessels that are designed to transport petroleum products and chemicals, that has been proposed by the Borrowers and approved by the Administrative Agent.”;

(b) The definition of “Charter” is amended by inserting the text “or each New ATB” immediately after the text “or the ATB”;

(c) Clause (f) of the definition of “Indebtedness” is deleted in its entirety and replaced with the following text:

“(f)         whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services (excluding any obligations of any Borrower, or any wholly-owned Subsidiary of any Borrower, (i) to the ATB Contractor incurred pursuant to the ATB Construction Contract or any New ATB Construction Contract or (ii) incurred pursuant to the Darnell Acquisition Agreement), and indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; provided, however, that any agreement to pay for the purchase or construction of one or more vessels and other assets relating to such vessels upon the delivery of such acquired vessels where the acquisition of such vessels and related assets are otherwise permitted under this Agreement, including pursuant to a Vessel Acquisition, shall not be deemed to be “Indebtedness” hereunder until the earlier of (a) the first date of delivery of any such vessel or other related asset in accordance with such agreement or (b) the first date any payment (other than an initial deposit) is made by any Borrower or Subsidiary for the purchase or construction of such vessel or other related asset; and”;

          (d)          The definition of Material Charter is amended by adding the text “each Charter executed after the Closing Date that is effective for a period equal to or greater than two years,” immediately after the text “each Investment Grade Charter,”;

(e) The following defined terms are inserted in Section 1.1 of the Credit Agreement immediately after the definition for “Net Proceeds” and immediately before the definition for “New Borrowers”:

“ “New ATB” means, individually, each new articulated tug-barge vessel designed to transport chemicals that is to be constructed pursuant to a New ATB Construction Contract.

          “New ATB Construction Contract” means each Articulated Tug Barge Building Agreement or other contract for the construction of a new articulated tug-barge vessel designed to transport chemicals and petroleum products executed after the date hereof with the ATB Contractor and in accordance with Section 7.2.15, as amended or otherwise modified from time to time.”;

          (f)       The definition of “Total Fixed Charge Coverage Ratio” is amended by inserting the text “and each New ATB and Vessels acquired pursuant to a Vessel Acquisition (including, for clarity, the M/V Gus Darnell)” immediately after the text “construction of the ATB”;

(g) The definition of “Transaction Document” is amended by inserting the text “each New ATB Construction Contract,” immediately after the text “the ATB Construction Contract,”;

(h) The definition of “Vessel Acquisition” is amended by inserting the text “and each New ATB” immediately after the text “excluding the ATB”; and

          (i)       Clause (ii) of the definition of “Vessels” is amended by replacing the text “the ATB upon its certification,” with the text “the ATB and each New ATB upon each such vessel’s respective certification,”.

          SECTION 3.          Amendment of Section 4.10 of the Credit Agreement.  Section 4.10 of the Credit Agreement is hereby amended (a) by inserting the text “including the payment of construction costs for the ATB provided that the aggregate amount of the construction costs incurred pursuant to the ATB Construction Contract does not exceed $53,100,000,” immediately after the text “permitted Capital Expenditures” in clause (i), and (b) by deleting the text “in an amount not to exceed $45,600,000” in clause (iii).

          SECTION 4.          Amendment of Section 7.1.1 of the Credit Agreement.  Clause (a) of Section 7.1.1 of the Credit Agreement is hereby amended by inserting the text “and each New ATB Construction Contract” immediately after the text “pursuant to the ATB Construction Contract”.

          SECTION 5.          Amendment of Section 7.1.8 of the Credit Agreement.  Section 7.1.8 of the Credit Agreement is hereby amended (i) by replacing the text “the ATB, any contracts executed with the ATB Contractor with respect to the ATB” with the text “the ATB, each New ATB, any contracts executed with the ATB Contractor with respect to the ATB or any New ATB” and (ii) by inserting the text “, deliver a Third Party Consent, substantially in the form of Exhibit K-2, duly executed and delivered by the respective charterer, with respect to each Material Charter executed after the Closing Date, not later than 180 days immediately following the execution of such Material Charter” immediately after the text “equipment, chattel paper, and instruments”.

          SECTION 6.          Amendment of Section 7.2.2 of the Credit Agreement.  Clause (e) of Section 7.2.2 of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

“(e)          Indebtedness in respect of Capitalized Lease Liabilities to the extent permitted by Section 7.2.7; provided such Capitalized Lease Liabilities do not, and will not, result from the acquisition of any vessels pursuant to a Vessel Acquisition;”.

          SECTION 7.          Amendment of Section 7.2.7 of the Credit Agreement.  Clause (a) of Section 7.2.7 of the Credit Agreement is hereby amended (i) by inserting the text “or any New ATB” immediately after the text “expenditures for the ATB” and immediately before the text “, expenditures for the purchase of the M/V Gus W. Darnell pursuant to the Darnell Acquisition Agreement and refurbishment of the M/V Gus W. Darnell in an amount not to exceed $30,000,000 in the aggregate,”, (ii) by inserting the text “pursuant to a Vessel Acquisition or” immediately after the text “Vessels constructed or acquired” and immediately before the text “with the proceeds of any Credit Extensions”, and (iii) by replacing the text “acquire any Vessel (other than the ATB)” with the text “acquire any Vessel (other than the ATB or any New ATB) pursuant to a Vessel Acquisition or”.

          SECTION 8.          Amendment of Section 7.2.11 of the Credit Agreement.  Section 7.2.11 of the Credit Agreement is hereby amended by inserting the text “or any New ATB Construction Contract” immediately after the text “or the ATB Construction Contract”.

          SECTION 9.          Addition of Section 7.2.15 to the Credit Agreement.  Article VII of the Credit Agreement is hereby amended by inserting the following new Section 7.2.15 in the appropriate place:

“          SECTION 7.2.15.          Limitation on Funds Disbursement for Construction of Each New ATB.  The Borrowers shall not, and shall not permit any of their respective Subsidiaries to, make any disbursement of funds to the ATB Contractor for the construction of any New ATB, other than the payment of a premium in an amount not in excess of $1,000,000 with respect to purchasing an option to have the ATB Contractor construct each New ATB, unless prior to such disbursement each of the following conditions shall have been satisfied with respect to each New ATB:

          (a)          one or more of the Borrowers, or a wholly-owned Subsidiary thereof, shall have entered into a fixed price construction contract, which may include a fluctuating speed bonus component, with the ATB Contractor for the construction of such New ATB, with a construction period of no longer than 24 months and which is otherwise in form and substance reasonably satisfactory to the Administrative Agent;

          (b)          the Borrowers, or a wholly-owned Subsidiary thereof, shall have obtained a completion bond, insurance policy, standby letter of credit, deposit arrangement, or other arrangement, in an amount, upon terms and from parties that are reasonably satisfactory to the

Administrative Agent, to assure the timely completion and certification of the New ATB with such arrangement to be maintained throughout the construction period; and

          (c)          the Administrative Agent shall have received a consent and agreement to the assignment and creation of a security interest in the construction contract with the ATB Contractor for the construction of the New ATB by the Borrowers, or a wholly-owned Subsidiary thereof, to the Collateral Agent for the benefit of the Secured Parties of all of the Borrowers’ and its Subsidiaries’ rights, title and interests in, to and under the relevant New ATB Construction Contract as security for the Obligations hereunder, duly executed and delivered by the ATB Contractor.”

          SECTION 10.          Limited Waiver Consent of Section 7.2.12(a) of the Credit Agreement.  The Lenders, the Administrative Agent, the Letter of Credit Issuer and the Collateral Agent do hereby consent to a waiver of Section 7.2.12(a) of the Credit Agreement for the limited purpose of permitting an amendment and other modifications to the ATB Construction Contract that, among other things, extend the construction completion date of the ATB to November 30, 2006, increase construction costs to be paid by the Borrowers in an amount not to exceed $7,500,000, and establish a daily penalty rate of $30,000 to be paid by the ATB Contractor for each day delay in delivery of the ATB beyond November 30, 2006; provided that (i) the terms of such amendment and other modifications are reasonably satisfactory to the Administrative Agent, and (ii) the instruments with respect to security supporting the performance of the ATB Contractor under the ATB Construction Contract are simultaneously amended to provide terms that are more favorable in the aggregate to the Borrowers than the existing terms and that are reasonably satisfactory to the Administrative Agent.  Except as expressly set forth herein, no portion of this Section 10 shall be deemed or interpreted in any way to be a waiver of any provision of the Credit Agreement or any other Loan Document or of any right, power or remedy under the Credit Agreement or any other Transaction Document or applicable law.

          SECTION 11.          Ratification.  Each Borrower hereby ratifies and confirms all of the Obligations under the Credit Agreement and the other Loan Documents.  This Amendment is an amendment to the Credit Agreement, and the Credit Agreement as amended hereby, is hereby ratified, approved and confirmed in each and every respect.

          SECTION 12.          Effectiveness.  This Amendment shall be effective as of the date first written above, provided that the conditions set forth in this Section 12 are satisfied:

          (a)          The Administrative Agent shall have received duly executed counterparts of this Amendment from the Borrowers, the Administrative Agent, the Letter of Credit Issuer, the Collateral Agent and the Majority Lenders.

          (b)          To induce the Lenders to enter into this Amendment, each of the Borrowers shall have represented and warranted to the Administrative Agent, the Letter of Credit Issuer, the Collateral Agent and the Lenders, and by its execution and delivery of this Amendment such Borrower does hereby represent and warrant to the Administrative Agent, the Letter of Credit Issuer, the Collateral Agent and the Lenders,

that (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of such Borrower; (ii) the Credit Agreement and each other Loan Document to which it is a party constitute valid and legally binding agreements enforceable against such Borrower in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity, (iii) the representations and warranties by such Borrower contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, except those that by their terms relate solely as to an earlier date, in which event they shall be true and correct on and as of such earlier date, and (iv) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.

          SECTION 13.          Governing Law; Severability; Entire Agreement.  THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION).  Any provision of this Amendment or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.  This Amendment and the other Transaction Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

          SECTION 14.          Execution in Counterparts.  This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

          SECTION 15.          Successors and Assigns.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that (a) no Borrower may assign or transfer its rights or obligations hereunder without the prior written consent of the Administrative Agent, the Letter of Credit Issuer and all Lenders; and (b) the rights of sale, assignment and transfer of the Lenders are subject to Section 10.11 of the Credit Agreement.

          SECTION 16.          Miscellaneous.  (a) On and after the effectiveness of this Amendment, each reference in each Transaction Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any default of the Borrower or any right, power or remedy of the Administrative Agent, the Letter of Credit Issuer, the Collateral Agent or the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents; (c) this Amendment is a Loan Document executed pursuant to the Credit Agreement and shall

(unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement; and (d) a facsimile signature of any party hereto shall be deemed to be an original signature for purposes of this Amendment.

[Remainder of Page Left Intentionally Blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by its officers thereunto duly authorized as of the date first above written.

BORROWERS:

U.S. SHIPPING PARTNERS L.P.

By:	US Shipping General Partner LLC,
its General Partner

By:	/s/ PAUL GRIDLEY

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

U.S. SHIPPING OPERATING LLC

By:	/s/ PAUL GRIDLEY

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

ITB BALTIMORE LLC

By:	/s/ PAUL GRIDLEY

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

ITB GROTON LLC

By:	/s/ PAUL GRIDLEY

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

ITB JACKSONVILLE LLC

By:	/s/ PAUL GRIDLEY

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

ITB MOBILE LLC

By:	/s/ PAUL GRIDLEY

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

ITB NEW YORK LLC

By:	/s/ PAUL GRIDLEY

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

ITB PHILADELPHIA LLC

By:	/s/ PAUL GRIDLEY

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

USS CHARTERING LLC

By:	/s/ PAUL GRIDLEY

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

USCS CHEMICAL CHARTERING LLC

By:	/s/ PAUL GRIDLEY

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

USCS CHEMICAL PIONEER INC.

By:	/s/ PAUL GRIDLEY

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

USCS CHARLESTON CHARTERING LLC

By:	/s/ PAUL GRIDLEY

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

USCS CHARLESTON LLC

By:	/s/ PAUL GRIDLEY

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

USCS ATB LLC

By:	/s/ PAUL GRIDLEY

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

AGENTS AND LENDERS:

CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent and Letter of Credit Issuer

By:

Name:
Title:

KEYBANK NATIONAL ASSOCIATION, as Collateral Agent and Lender

By:

Name:
Title:

,
as Lender

By:

Name:
Title: